Exhibit 10.2

EXECUTION COPY

WARRANT AGREEMENT

BETWEEN

DYNEGY INC.

AND

COMPUTERSHARE INC.  AND

COMPUTERSHARE TRUST COMPANY, N.A.,

AS WARRANT AGENT

OCTOBER 1, 2012

WARRANT AGREEMENT

This WARRANT AGREEMENT (this “Agreement”), dated as of October 1, 2012 by and between DYNEGY INC., a Delaware corporation (the “Company”) and Computershare Inc., a Delaware corporation and its wholly-owned subsidiary Computershare Trust Company, N.A., a federally chartered, limited purpose trust company (collectively, the “Warrant Agent” or individually, “Computershare” and the “Trust Company,” respectively).

Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Plan (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, on November 7, 2011, Dynegy Holdings, LLC (“DH”), a wholly-owned subsidiary of the Company, and certain of DH’s subsidiaries, filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”), which case is being jointly administered before the Bankruptcy Court under case number 11-38111 (the “DH Chapter 11 Cases”);

WHEREAS, on July 6, 2012, the Company filed a voluntary petition for reorganization under Chapter 11 of Title 11 of the Bankruptcy Code in the Bankruptcy Court, and became a debtor in the separately administered Chapter 11 Case No. 12-36728 (CGM);

WHEREAS, in connection with that certain Modified Third Amended Chapter 11 Plan of Reorganization for Dynegy Holdings, LLC proposed by DH and the Company [DH Case Docket No. 805] (the “Plan”), the Company and DH have consummated a merger, effective on October 1, 2012, with the Company having survived such merger, and the Company hereby issues Warrants (the “Warrants”) entitling the holders thereof to purchase initially an aggregate of up to 15,606,936 shares of common stock, par value $0.01 per share (the “Common Stock”) of the Company (following the merger), on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, in exchange for the Company’s contribution of all of the membership interests of Dynegy Coal Holdco, LLC, a Delaware limited liability company and an indirect wholly-owned Subsidiary of the Company, to DH on June 5, 2012, the Company received from DH an allowed administrative claim pursuant to sections 503(b) and 507(a) of the Bankruptcy Code in an unliquidated amount against DH in the DH Chapter 11 Cases (the “Dynegy Administrative Claim”).  Pursuant to the Plan, the Company assigned the Dynegy Administrative Claim to a trust established to hold and distribute the proceeds of the Dynegy Administrative Claim for the benefit of the holders of the Company’s common stock.  The Warrants are hereby being issued to each such holder of Company’s common stock pursuant to the Plan, in an amount equal to each such holder’s pro-rata portion of the Dynegy Administrative Claim;

WHEREAS, the Warrants are being issued pursuant to, and on the terms and subject to the conditions set forth in, the Plan in an offering in reliance on the exemption afforded by section 1145 of the Bankruptcy Code from the registration requirements of the

Securities Act of 1933, as amended (the “Securities Act”), and of any applicable state securities or “blue sky” laws; and

WHEREAS, the Warrant Agent, at the request of the Company, has agreed to act as the agent of the Company in connection with the issuance, registration, transfer, exchange and exercise of the Warrants.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereto agree as follows:

SECTION 1.  Appointment of Warrant Agent.  The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement (and no implied terms); and the Warrant Agent hereby accepts such appointment, on the terms and subject to the conditions hereinafter set forth.

SECTION 2.  Issuances.  On the terms and subject to the conditions of this Agreement, in accordance with the terms of the Plan, on the Effective Date or a date that is as soon as reasonably practicable after the Effective Date, the Warrants will be issued by the Company in the amounts and to the recipients specified in the Plan.  On such date, the Company will deliver, or cause to be delivered, to the Depository (as defined below), one or more Global Warrant Certificates (as defined below) evidencing a portion of the Warrants.  The remainder of the Warrants shall be issued by book-entry registration on the books of the Warrant Agent (“Book-Entry Warrants”) and shall be evidenced by statements issued by the Warrant Agent from time to time to the registered holder of book-entry Warrants reflecting such book-entry position (the “Warrant Statement”).  Each Warrant evidenced thereby entitles the holder, upon proper exercise and payment of the applicable Exercise Price (as defined herein), to receive from the Company, as adjusted as provided herein, one fully paid and nonassessable share of Common Stock (the “Warrant Number”) at a price equal to $40.00 per share (as the same may be hereafter adjusted pursuant to Section 12, the “Exercise Price”).  The shares of Common Stock or (as provided pursuant to Section 12 hereof) securities, cash or other property deliverable upon proper exercise of the Warrants are referred to herein as the “Warrant Shares.”  The maximum number of shares of Common Stock issuable pursuant to the Warrants shall be 15,606,936, as such amount is adjusted from time to time pursuant to this Agreement.

SECTION 3.  Form of Warrants.  Subject to Section 6 of this Agreement, the Warrants shall be issued (1) via book-entry registration on the books and records of the Warrant Agent and evidenced by the Warrant Statements, in substantially the form set forth in Exhibit A-1, and/or (2) in the form of one or more global certificates (the “Global Warrant Certificates”), the forms of election to exercise and of assignment to be printed on the reverse thereof, in substantially the form set forth in Exhibit A-2 attached hereto.  The Warrant Statements and Global Warrant Certificates may bear such appropriate insertions, omissions, legends, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by (i) in the case of Global Warrant Certificates, the Appropriate Officers (as defined herein) executing such Global Warrant Certificates, as evidenced by their execution of the Global Warrant

Certificates, or (ii) in the case of a Warrant Statement, any Appropriate Officer (as defined herein), and all of which shall be acceptable to the Warrant Agent.

The Global Warrant Certificates shall be deposited on or after the Effective Date or a date that is as soon as reasonably practicable after the Effective Date with, or with the Warrant Agent as custodian for, The Depository Trust Company (the “Depository”) and registered in the name of Cede & Co., as the Depository’s nominee.  Each Global Warrant Certificate shall represent such number of the outstanding Warrants as specified therein, and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, in accordance with the terms of this Agreement.

SECTION 4.  Execution of Global Warrant Certificates.  Global Warrant Certificates shall be signed on behalf of the Company by its Chief Executive Officer, its President, a Vice President, its Secretary or an Assistant Secretary (each, an “Appropriate Officer”).  Each such signature upon the Global Warrant Certificates may be in the form of a facsimile or electronic signature of any such Appropriate Officer and may be imprinted or otherwise reproduced on the Global Warrant Certificates and for that purpose the Company may adopt and use the facsimile or electronic signature of any Appropriate Officer.

If any Appropriate Officer who shall have signed any of the Global Warrant Certificates shall cease to be an Appropriate Officer before the Global Warrant Certificates so signed shall have been countersigned by the Warrant Agent or disposed of by the Company, such Global Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such Appropriate Officer had not ceased to be an Appropriate Officer of the Company, and any Global Warrant Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Global Warrant Certificate, shall be an Appropriate Officer, although at the date of the execution of this Agreement such Person was not an Appropriate Officer.

Global Warrant Certificates shall be dated the date of countersignature by the Warrant Agent and shall represent one or more whole Warrants.

SECTION 5.  Registration and Countersignature.  Upon written order of the Company, the Warrant Agent shall (i) register in the Warrant Register (as defined below) the Book-Entry Warrants as well as any Global Warrant Certificates and exchanges and transfers of outstanding Warrants in accordance with the procedures set forth in this Warrant Agreement and (ii) upon receipt of the Global Warrant Certificates duly executed on behalf of the Company, countersign one or more Global Warrant Certificates evidencing Warrants and shall deliver such Global Warrant Certificates to or upon the written order of the Company.  Such written order of the Company shall specifically state the number of Warrants that are to be issued as Book-Entry Warrants and the number of Warrants that are to be issued as a Global Warrant Certificate.  A Global Warrant Certificate shall be, and shall remain, subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been canceled in accordance with the terms hereof. Each Person in whose name any Warrant is registered (the “Holder” of such Warrant) shall be bound by all of the terms and provisions of this Warrant Agreement (a copy of which is available on request to the Secretary of the Company) as fully and effectively as if such Holder had signed the same.

No Global Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Global Warrant Certificate has been countersigned by the manual or facsimile signature of the Warrant Agent.  Such signature by the Warrant Agent upon any Global Warrant Certificate executed by the Company shall be conclusive evidence that such Global Warrant Certificate so countersigned has been duly issued hereunder.

The Warrant Agent shall keep, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register the Book-Entry Warrants as well as any Global Warrant Certificates and exchanges and transfers of outstanding Warrants in accordance with the procedures set forth in Section 6 of this Agreement, all in form satisfactory to the Company and the Warrant Agent.  No service charge shall be made for any exchange or registration of transfer of the Warrants, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed on the Holder in connection with any such exchange or registration of transfer.  The Warrant Agent shall have no obligation to effect an exchange or register a transfer unless and until any payments required by the immediately preceding sentence have been made.

Prior to due presentment for registration of transfer or exchange of any Warrant in accordance with the procedures set forth in this Agreement, the Warrant Agent and the Company may deem and treat the Holder as the absolute owner of such Warrant (notwithstanding any notation of ownership or other writing made in a Global Warrant Certificate by anyone), for the purpose of any exercise thereof, any distribution to the Holder thereof and for all other purposes, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

SECTION 6.  Registration of Transfers and Exchanges.

Transfer and Exchange of Global Warrant Certificates or Beneficial Interests Therein.  The transfer and exchange of Global Warrant Certificates or beneficial interests therein shall be effected through the Depository, in accordance with this Agreement and the procedures of the Depository therefor.

Exchange of a Beneficial Interest in a Global Warrant Certificate for a Book-Entry Warrant.

(i)                                     Any Holder of a beneficial interest in a Global Warrant Certificate may, upon request, exchange such beneficial interest for a Book-Entry Warrant.  Upon receipt by the Warrant Agent from the Depository or its nominee of written instructions or such other form of instructions as is customary for the Depository on behalf of any Person having a beneficial interest in a Global Warrant Certificate, the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depository and Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be reduced by the number of Warrants to be represented by the Book-Entry Warrants to be issued in exchange for the beneficial interest of such Person in the Global Warrant Certificate and, following such reduction, the Warrant Agent shall register in the name of the Holder a Book-Entry Warrant and deliver to said Warrant Holder a Warrant Statement.

(ii)                                  Book-Entry Warrants issued in exchange for a beneficial interest in a Global Warrant Certificate pursuant to this Section 6(b) shall be registered in such names as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent.  The Warrant Agent shall deliver such Warrant Statements to the Persons in whose names such Warrants are so registered.

Transfer and Exchange of Book-Entry Warrants.  Book-Entry Warrants surrendered for exchange or for registration of transfer pursuant to clause (i) of this Section 6(c) or Section 6(i)(v), shall be cancelled by the Warrant Agent. Such cancelled Book-Entry Warrants shall then be disposed of by or at the direction of the Company in accordance with applicable law. When Book-Entry Warrants are presented to or deposited with the Warrant Agent with a written request:

(iii)                               to register the transfer of the Book-Entry Warrants; or

(iv)                              to exchange such Book-Entry Warrants for an equal number of Book-Entry Warrants of other authorized denominations;

then in each case the Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Warrant Agent has received a written instruction of transfer in a form satisfactory to the Warrant Agent, duly executed by the Holder thereof or by his attorney, duly authorized in writing. The requirements for such transfer or for exchanges to be issued in a name other than the registered holder shall include, inter alia, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association as indicated in Section 6(i)(v) below, and any other reasonable evidence of authority that may be required by the Warrant Agent.

Restrictions on Exchange or Transfer of a Book-Entry Warrant for a Beneficial Interest in a Global Warrant Certificate.  A Book-Entry Warrant may not be exchanged for a beneficial interest in a Global Warrant Certificate except upon satisfaction of the requirements set forth below.  Upon receipt by the Warrant Agent of appropriate instruments of transfer with respect to a Book-Entry Warrant, in a form satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make, or to direct the Depository to make, an endorsement on the Global Warrant Certificate to reflect an increase in the number of Warrants represented by the Global Warrant Certificate equal to the number of Warrants represented by such Book-Entry Warrant (such instruments of transfer and instructions to be duly executed by the holder thereof or the duly appointed legal representative thereof or by his attorney, duly authorized in writing, such signatures to be guaranteed by an eligible guarantor institution to the extent required by the Warrant Agent or the Depositary), then the Warrant Agent shall cancel such Book-Entry Warrant on the Warrant Register and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be increased accordingly.  If no Global Warrant Certificates are then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant Certificate representing the appropriate number of Warrants.

Restrictions on Exchange or Transfer of Global Warrant Certificates.  Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 6(f)), unless and until it is exchanged in whole for a Book-Entry Warrant, a Global Warrant Certificate may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

Book-Entry Warrants.  If at any time:

(v)                                 the Depository for the Global Warrant Certificates notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Warrant Certificates and a successor Depository for the Global Warrant Certificates is not appointed by the Company within ninety (90) days after delivery of such notice; or

(vi)                              the Company, in its sole discretion, notifies the Warrant Agent in writing that all Warrants shall be exclusively in the form of Book-Entry Warrants;

then the Warrant Agent, upon written instructions signed by an Appropriate Officer of the Company and all other necessary information, shall register Book-Entry Warrants, in an aggregate number equal to the number of Warrants represented by the Global Warrant Certificates, in exchange for such Global Warrant Certificates, in such names and in such amounts as directed by the Depository or, in the absence of instructions from the Depository, the Company.

No Violation of Law.  No Warrants, or Warrant Shares, shall be sold, exchanged or otherwise transferred in violation of the Securities Act or applicable state securities laws.  Each Holder, by its acceptance of any Warrant under this Warrant Agreement, acknowledges and agrees that the Warrants (including any Warrant Shares issued upon exercise thereof) were issued pursuant to an exemption from the registration requirement of Section 5 of the Securities Act provided by Section 1145 of the Bankruptcy Code, and to the extent that a Holder is an “underwriter” as defined in Section 1145(b)(1) of the Bankruptcy Code, such Holder may not be able to sell or transfer any Warrant Shares in the absence of an effective registration statement under the Securities Act or an exemption from registration thereunder.

Cancellation of Global Warrant Certificate.  At such time as all beneficial interests in Global Warrant Certificates have either been exchanged for Book-Entry Warrants, redeemed, repurchased or cancelled, all Global Warrant Certificates shall be returned to, or retained and cancelled by, the Warrant Agent, upon written instructions from the Company satisfactory to the Warrant Agent.

Obligations with Respect to Transfers and Exchanges of Warrants.

(vii)                           To permit registrations of transfers and exchanges, the Company shall execute Global Warrant Certificates, if applicable, and the Warrant Agent is hereby authorized, in accordance with the provisions of Section 5 and this Section 6, to countersign such Global Warrant Certificates, if applicable, or register Book-Entry Warrants, if applicable, as required pursuant to the provisions of this Section 6 and for the purpose of any distribution of new Global Warrant Certificates contemplated by Section 9 or additional Global Warrant Certificates contemplated by Section 12.

(viii)                        All Book-Entry Warrants and Global Warrant Certificates issued upon any registration of transfer or exchange of Book-Entry Warrants or Global Warrant Certificates shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Book-Entry Warrants or Global Warrant Certificates surrendered upon such registration of transfer or exchange.

(ix)                                No service charge shall be made to a Holder for any registration, transfer or exchange but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed on the Holder in connection with any such exchange or registration of transfer.  Neither the Company nor the Warrant Agent shall be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of Warrants or any certificates for Warrant Shares in a name other than that of the Holder of the surrendered Warrants, and the Company shall not be required to issue or deliver such Warrants or the certificates representing the Warrant Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.  The Warrant Agent shall have no duty to deliver such Warrants or the certificates representing such Warrant Shares unless and until it is satisfied that all such taxes and charges have been paid.

(x)                                   So long as the Depository, or its nominee, is the registered owner of a Global Warrant Certificate, the Depository or such nominee, as the case may be, will be considered the sole owner or Holder of the Warrants represented by such Global Warrant Certificate for all purposes under this Agreement.  Except as provided in Sections 6(b) and (f) upon the exchange of a beneficial interest in a Global Warrant Certificate for Book-Entry Warrants, owners of beneficial interests in a Global Warrant Certificate will not be entitled to have any Warrants registered in their names, and will under no circumstances be entitled to receive physical delivery of any such Warrants and will not be considered the owners or Holders thereof under the Warrants or this Agreement.  Neither the Company nor the Warrant Agent, in its capacity as registrar for such Warrants, will have any responsibility or liability for any aspect of the records relating to beneficial interests in a Global Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair the operations of customary practices of the Depository governing the exercise of the rights of a holder of a beneficial interest in a Global Warrant Certificate.

(xi)                                Subject to Sections 6(b), (c) and (d), and this Section 6(i), the Warrant Agent shall, upon receipt of all information required to be delivered hereunder, from time to time to register the transfer of any outstanding Warrants in the Warrant Register, upon surrender of Global Warrant Certificates, if applicable, representing such Warrants at the Warrant Agent Office (as defined below), duly endorsed, and accompanied by a completed form of assignment substantially in the form of Exhibit C hereto (or with respect to a Book-Entry Warrant, only such completed form of assignment substantially in the form of Exhibit C hereto), duly signed by the Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, such signature to be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.  Upon any such registration of transfer, a new Global Warrant Certificate or a Warrant Statement, as the case may be, shall be issued to the transferee.

SECTION 7.  Duration and Exercise of Warrants.

Subject to the terms of this Agreement, each Warrant shall be exercisable, in whole or in part, at any time and from time to time beginning after the date hereof (the “Distribution Date”) and ending at 5:00 p.m., New York City time, on October 2, 2017 or, if such date is not a Business Day, the next subsequent Business Day (such date, the “Expiration Date”).  The Company shall promptly provide the Warrant Agent written notice of the Expiration Date.  After 5:00 p.m. New York City time on the Expiration Date, the Warrants will become void and of no value, and may not be exercised.

Subject to the provisions of this Agreement, the warrants may be exercised as follows:

(i)                                     registered Book-Entry Warrant holders must provide written notice of such election (“Warrant Exercise Notice”) to exercise the Warrant to the Company and the Warrant Agent at the addresses set forth in Section 20 no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall be substantially in the form set forth in Exhibit B-1 hereto, properly completed and executed by the registered Book-Entry Warrant holder and paying (x) the applicable Exercise Price multiplied by the number of Warrant Shares in respect of which any Warrants are being exercised on the date the notice is provide to the Warrant Agent or (y) in the case of a Cashless Exercise, paying the required consideration in the manner set forth in this Section 7(b), in each case, together with any applicable taxes and governmental charges;

(ii)                                  for Warrants held through the book-entry facilities of the Depository, (x) a Warrant Exercise Notice to exercise the Warrant must be sent to the Company and the Warrant Agent at the addresses set forth in Section 20 no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall be substantially in the form set forth in Exhibit B-2 hereto, properly completed and executed by the Holder, provided that such written notice may only be submitted with respect to Warrants held through the book-entry facilities of the Depository, by or through Persons that are direct participants in the Depository; (y) such Warrants shall be delivered no later than 5:00 p.m., New York City time, on the Expiration Date, to the Warrant Agent by book-entry transfer through the facilities of the Depository, if such Warrants are represented by a Global Warrant Certificate; and (z) a payment must be made, of (A) the applicable Exercise Price multiplied by the number of Warrant Shares in respect of which any Warrants are being exercised or (B) in the case of a Cashless Exercise (as defined below), the required consideration in the manner set forth in this Section 7(b), in each case, together with any applicable taxes and governmental charges.

To the extent a Warrant Exercise Notice (as defined below) is delivered through the book-entry facilities of the Depository no later than 5:00 p.m., New York City time, on the Expiration Date, but the deliveries and payments specified in clause (ii) above are effected thereafter but no later than 5:00 p.m., New York City time, on the Business Day immediately following the delivery of a Warrant Exercise Notice to the Warrant Agent (and no later than one Business Day after the Expiration Date), the Warrants shall nonetheless be deemed exercised prior to the Expiration Date for the purposes of this Warrant Agreement.

The aggregate Exercise Price shall be payable in lawful money of the United States of America either by certified or official bank or bank cashiers check payable to the order of the Company. The Company acknowledges that the bank accounts maintained by Computershare in connection with the services provided under this Agreement will be in its name and that Computershare may receive investment earnings in connection with the investment at Computershare risk and for its benefit of funds held in those accounts from time to time.  Neither the Company nor the Holders will receive interest on any deposits of Exercise Price.

In lieu of paying the aggregate Exercise Price as set forth in Section 7(c), provided the Common Stock is listed or admitted for trading on a national securities exchange or an over-the-counter market or comparable system, subject to the provisions of this Agreement (including any adjustments made by the Company pursuant to Section 12(n) or Section 12(o)), each Warrant shall entitle the Holder, at the election of such Holder, to exercise the Warrant by authorizing the Company to withhold from issuance a number of Warrant Shares issuable upon exercise of all Warrants being exercised by such Holder at such time which, when multiplied by the Market Price of the Warrant Shares, is equal to the aggregate Exercise Price, and such withheld Warrant Shares shall no longer be issuable under such Warrants (a “Cashless Exercise”).  The formula for determining the number of Warrant Shares to be issued in a Cashless Exercise is as follows:

X = (A-B) x C
          A

where:

X = the number of Warrant Shares issuable upon exercise pursuant to this subsection (d).

A = the Market Price of a Warrant Share on the Business Day immediately preceding the date on which the Holder delivers the Warrant Exercise Notice pursuant to subsection (e) below.

B = the Exercise Price.

C = the number of Warrant Shares as to which a Warrant is then being exercised including the withheld Warrant Shares.

If the foregoing calculation results in a negative number, then no Warrant Shares shall be issuable via a Cashless Exercise.  The number of Warrant Shares to be issued on such exercise will be determined by the Company (with written notice thereof to the Warrant Agent) using the formula set forth in this Section 7(d).  The Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of Warrant Shares to be issued on such exercise, pursuant to this Section 7(d), is accurate or correct.

Notwithstanding the foregoing, no Cashless Exercise shall be permitted if, as the result of any adjustment made pursuant to Section 12, at the time of such Cashless Exercise, Warrant Shares include a cash component and the Company would be required to pay cash to a Holder upon an exercise of Warrants.

Any exercise of a Warrant pursuant to the terms of this Agreement shall be irrevocable and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with its terms.

The Warrant Agent shall:

(iii)                               examine all Warrant Exercise Notices and all other documents delivered to it by or on behalf of the Holders as contemplated hereunder to ascertain whether or not, on their face, such Warrant Exercise Notices and any such other documents have been executed and completed in accordance with their terms and the terms hereof;

(iv)                              where a Warrant Exercise Notice or other document appears on its face to have been improperly completed or executed or some other irregularity in connection with the exercise of the Warrants exists, the Warrant Agent shall endeavor to inform the appropriate parties (including the Person submitting such instrument) of the need for fulfillment of all requirements, specifying those requirements which appear to be unfulfilled;

(v)                                 inform the Company of and cooperate with and assist the Company in resolving any discrepancies between Warrant Exercise Notices received and delivery of Warrants to the Warrant Agent’s account;

(vi)                              advise the Company no later than four Business Days after receipt of a Warrant Exercise Notice, of (i) the receipt of such Warrant Exercise Notice and the number of Warrants exercised in accordance with the terms and conditions of this Agreement, (ii) the instructions with respect to delivery of the shares of Common Stock of the Company deliverable upon such exercise, subject to timely receipt from the Depository of the necessary information, and (iii) such other information as the Company shall reasonably require; and

(vii)                           subject to Common Stock being made available to the Warrant Agent by or on behalf of the Company for delivery to the Depository, liaise with the Depository and endeavor to effect such delivery to the relevant accounts at the Depository in accordance with its requirements.

All questions as to the validity, form and sufficiency (including time of receipt) of a Warrant Exercise Notice will be determined by the Company in its sole discretion, which determination shall be final and binding.  The Warrant Agent shall incur no liability for or in respect of such determination by the Company.  The Company reserves the right to reject any and all Warrant

Exercise Notices not in proper form or for which any corresponding agreement by the Company to exchange would, in the opinion of the Company, be unlawful.  Such determination by the Company shall be final and binding on the Holders, absent manifest error.  Moreover, the Company reserves the absolute right to waive any of the conditions to the exercise of Warrants or defects in Warrant Exercise Notices with regard to any particular exercise of Warrants.  Neither the Company nor the Warrant Agent shall be under any duty to give notice to the Holders of the Warrants of any irregularities in any exercise of Warrants, nor shall it incur any liability for the failure to give such notice.

As soon as practicable after the exercise of any Warrant as set forth in subsection (e), the Company shall issue, or otherwise deliver, or cause to be issued or delivered, in authorized denominations to or upon the order of the Holder of the Warrants, either:

(viii)                        if such Holder holds the Warrants being exercised through the Depository’s book-entry transfer facilities, the Warrant Shares will be credited to the Depository within three Business Days, provided that the Company has instructed the Warrant Agent on the number of Warrant Shares to issue for Cashless Exercise in a timely manner (but in no event later than three Business Days after such instruction is received by the Warrant Agent), for the account of such Holder or for the account of a participant in the Depository the number of Warrant Shares to which such Holder is entitled, in each case registered in such name and delivered to such account as directed in the Warrant Exercise Notice by such Holder or by the direct participant in the Depository through which such Holder is acting, or

(ix)                                if such Holder holds the Warrants being exercised in the form of Book-Entry Warrants, a book-entry interest in the Warrant Shares registered on the books of the Company’s transfer agent or, at the Company’s option, by delivery to the address designated by such Holder in its Warrant Exercise Notice of a physical certificate representing the number of Warrant Shares to which such Holder is entitled, in fully registered form, registered in such name or names as may be directed by such Holder.  Such Warrant Shares shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a Holder as of the close of business on the date of the delivery thereof.  If less than all of the Warrants evidenced by a Global Warrant Certificate surrendered upon the exercise of Warrants are exercised at any time prior to the date of expiration for the Warrants, a new Global Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by the Global Warrant Certificate so surrendered, and the Warrant Agent is hereby authorized to countersign the required new Global Warrant Certificate or Certificates pursuant to the provisions of Section 5 and this Section 7.  The Person in whose name any certificate or certificates for the Warrant Shares are to be issued (or such Warrant Shares are to be registered, in the case of a book-entry transfer) upon exercise of a Warrant shall be deemed to have become the Holder of such Warrant Shares on the date such Warrant Exercise Notice is delivered.

SECTION 8.  Cancellation of Warrants.  Upon the Expiration Date (if not already properly exercised), or if the Company shall purchase or otherwise acquire Warrants, the Global Warrant Certificates and the Book-Entry Warrants representing such Warrants shall thereupon be delivered to the Warrant Agent, if applicable, and be cancelled by it and retired.  The Warrant

Agent shall cancel all Global Warrant Certificates surrendered for exchange, substitution, transfer or exercise in whole or in part.  Such cancelled Global Warrant Certificates shall thereafter be disposed of in a manner satisfactory to the Company provided in writing to the Warrant Agent.  The Warrant Agent shall by the end of each day or on the next Business Day following each day on which Warrants were exercised, advise an authorized representative of the Company, as directed by the Company, of (i) the number of shares of Common Stock issued upon exercise of a Warrant, (ii) the delivery of Global Warrant Certificates evidencing the balance, if any, of the shares of Common Stock issuable after such exercise of the Warrant and (iii) such other information as the Company shall reasonably require. The Warrant Agent will pay to the Company all available funds received by the Warrant Agent in payment of the aggregate Exercise Price no later than two Business Day after such amounts are received by the Warrant Agent.  The Warrant Agent promptly shall confirm such information to the Company in writing.  The Warrant Agent shall keep copies of this Warrant Agreement and any notices given or received hereunder.

SECTION 9.  Mutilated or Missing Global Warrant Certificates.  If any of the Global Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Warrant Agent shall countersign and deliver, in exchange and substitution for and upon cancellation of the mutilated Global Warrant Certificate, or in lieu of and substitution for the Global Warrant Certificate lost, stolen or destroyed, a new Global Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Warrant Agent of the loss, theft or destruction of such Global Warrant Certificate and an affidavit or the posting of an indemnity or bond, if requested by either the Company or the Warrant Agent, also satisfactory to them.  Applicants for such substitute Global Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe and as required by Section 8-405 of the Uniform Commercial Code as in effect in the State of New York.

SECTION 10.  Reservation of Warrant Shares.  For the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the Company will, at all times through the Expiration Date, reserve and keep available, free from preemptive rights and out of its aggregate authorized but unissued or treasury shares of Common Stock, shares of Common Stock equal to the number of Warrant Shares deliverable upon the exercise of all outstanding Warrants, and the transfer agent for the Company’s Common Stock (such agent, in such capacity, as may from time to time be appointed by the Company, the “Transfer Agent”) is hereby irrevocably authorized and directed at all times to reserve such number of authorized and unissued or treasury shares of Common Stock as shall be required for such purpose.  The Company will keep a copy of this Agreement on file with such Transfer Agent and with every transfer agent for any Warrant Shares issuable upon the exercise of Warrants pursuant to Section 7.  The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent stock certificates issuable upon exercise of outstanding Warrants, and the Company will supply such Transfer Agent with duly executed stock certificates for such purpose.

The Company covenants that all Warrant Shares issued upon exercise of the Warrants will, upon issuance in accordance with the terms of this Agreement, be fully paid and nonassessable and free from all taxes, liens, charges and security interests created by or imposed upon the Company with respect to the issuance and holding thereof.

SECTION 11.  Stock Exchange Listings.  So long as any Warrants remain outstanding and the Common Stock is listed on a national securities exchange or over-the-counter market, the Company will use commercially reasonable efforts to list the Warrants on the same securities exchange or over-the-counter market as the Common Stock, or if the Warrants cannot be listed on such securities exchange or over-the-counter market, any other securities exchange or over-the-counter market acceptable to the Company’s Board of Directors (including OTCQX); provided, however, the Company shall not be required to use such efforts if the Warrants do not meet the applicable listing requirements.

SECTION 12.  Adjustment of Exercise Price and Number of Warrant Shares Purchasable or Number of Warrants. The applicable Exercise Price, the number of Warrant Shares purchasable upon the exercise of each Warrant and the number of Warrants outstanding are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 12.

Stock Splits, Combinations, etc.  In case the Company shall hereafter (A) pay a dividend or make a distribution on any of its Common Stock Equivalents (as defined below) in shares of its capital stock (whether Common Stock of shares of another class), (B) subdivide any of its outstanding Common Stock Equivalents or (C) combine any of its outstanding Common Stock Equivalents into a smaller number of shares, each Warrant Number in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of capital stock of the Company which such Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.  If, as a result of an adjustment made pursuant to this paragraph, the Holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall in good faith determine the allocation of each adjusted Exercise Price between or among shares of such classes of capital stock.

For the purpose of this Agreement, “Common Stock Equivalents” at any time shall mean the aggregate of all shares of Common Stock of the Company and any other equity securities of the Company on parity (with respect to dividends) with such shares.  At any time when the number of Common Stock Equivalents is required to be determined, such number shall be equal to the number of shares that have been issued and are outstanding at such time; provided, that if any Common Stock Equivalents are entitled to a greater amount of dividends per share than that applicable to the shares of Common Stock, the number of such shares shall be appropriately adjusted to equal the number of shares which would be outstanding if shares of Common Stock Equivalents received dividends at the same rate as the shares of Common Stock.

Issuance of Options or Convertible Securities.  Except in connection with (x) the conversion or exercise of any outstanding Options (as defined below) or Convertible Securities (as defined below) of the Company (as such Options and Convertible Securities are in effect on the date of the issuance of any Warrants) or the Warrants, (y) with respect to any securities or equity awards granted under any equity incentive plans adopted by the Board of Directors of the Company for the benefit of employees, directors, independent contractors or similar Persons, the scope and terms of which are, in the good faith determination of the Board of Directors of the Company, customary for similarly situated businesses in the industry (“Approved Option Plans”) or (z) with respect to the offering of any rights (which rights shall also attach to, and be issuable to holders of shares of common stock on a rateable basis with other Common Stock Equivalents) pursuant to a stockholder’s rights plan which may be adopted by the Company unless and until such date, if any, upon which the rights become effective or are triggered and cannot be redeemed by the Company at its option for nominal consideration (at which time the appropriate adjustments shall be made pursuant to this Section 12), in the event the Company shall, at any time or from time to time after the date hereof, issue, sell, distribute or otherwise grant in any manner (including by assumption) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, any Common Stock Equivalents or any stock or securities convertible into or exchangeable for any Common Stock Equivalents (any such rights, warrants or options being herein called “Options” and any such convertible or exchangeable stock or securities being herein called “Convertible Securities”) or any Convertible Securities (other than upon exercise of any Option), whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share at which such Common Stock Equivalents are issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock Equivalents issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options) shall be less than ninety percent (90%) of the Market Price per share of Common Stock on the record date for the issuance, sale, distribution or granting of such Options or Convertible Security (any such event being herein called a “Distribution”) then, effective upon such Distribution, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by multiplying such Exercise Price in effect immediately prior to such Distribution by a fraction, the numerator of which shall be the sum of (i) the number of shares constituting Common Stock Equivalents outstanding (exclusive of any treasury shares) immediately prior to such Distribution plus (ii) the number of shares which the aggregate consideration, if any, received (or to be received upon exercise) by the Company would purchase at such Market Price, and the denominator of which shall be the product of (A) the total number of shares of Common Stock Equivalents outstanding (exclusive of any treasury shares) immediately prior to such Distribution plus (B) the total number of shares constituting Common Stock Equivalents issuable upon exercise of all such Options or upon conversion or exchange of all Convertible Securities.  For purposes of the foregoing, the total maximum number of shares constituting Common Stock Equivalents issuable upon exercise of all such Options or upon conversion or exchange of all such Convertible Securities or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of such Distribution and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor such price per share, determined as provided above.  Except as provided in Sections 12(i) and (j) below, no additional adjustment of the Exercise Price or Warrant Number shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities or upon the conversion or exchange of the Convertible Securities issuable upon the exercise of such Options.

Dividends and Distributions.  In the event the Company shall, at any time or from time to time after the date hereof, distribute to the holders of Common Stock Equivalents (other than the Warrants) any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets, or any options, warrants or other rights to subscribe for or purchase any of the foregoing (in each case other than (i) dividends or distributions of Common Stock Equivalents, Options or Convertible Securities that are referred to in Section 12(a) or Section 12(b) and (ii) any cash dividend from current or retained earnings), then the Exercise Price shall be decreased to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Market Price per share of Common Stock on the record date for such distribution less the sum of (A) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus (B) the then fair market value (as determined in good faith by the Board of Directors of the Company) per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties, assets, Options, warrants or subscription or purchase rights, and the denominator of which shall be such Market Price per share of Common Stock.  The adjustments required by this Section 12(c) shall be made whenever any such distribution occurs retroactive to the record date for the determination of stockholders entitled to receive such distribution.

Issuance of Additional Shares of Common Stock.  If at any time the Company shall (except as hereinafter provided) issue or sell any Common Stock Equivalents issued after the date hereof except in connection with (i) the conversion or exercise of any outstanding Options or Convertible Securities of the Company (as such Options and Convertible Securities are in effect on the date of the issuance of any Warrants) or the Warrants, (ii) the issuance of any Common Stock Equivalents upon the conversion or exercise of any Option or other rights granted under Approved Option Plans; (iii) the offering of any rights (which rights shall also attach to, and be issuable to holders of shares of Common Stock on a rateable basis with other Common Stock Equivalents) pursuant to a stockholder’s rights plan which may be adopted by the Company unless and until such date, if any, upon which the rights become effective or are triggered and cannot be redeemed by the Company at its option for nominal consideration (at which time the appropriate adjustments shall be made pursuant to this Section 12) or (iv) Common Stock Equivalents issued pursuant to or upon stock splits, combinations or dividends or other transactions described in this Section 12 (after giving effect to any adjustments required to be made by this Section) (such Common Stock Equivalents, “Additional Shares”), for consideration in an amount per Additional Share less than ninety percent (90%) of the Market Price per share constituting Common Stock Equivalents, then each Warrant Number shall be adjusted to equal the product obtained by multiplying the Warrant Number immediately prior to such issuance or sale by a fraction (A) the numerator of which shall be the number of shares constituting Common Stock Equivalents outstanding immediately after such issuance or sale (on a fully-diluted basis), and (B) the denominator of which shall be the sum of (x) the number of shares of Common Stock Equivalents which the aggregate consideration received by the Company in connection with such issuance or sale of Additional Shares would purchase at the then current Market Price per share constituting Common Stock Equivalent, plus (y) the number of shares constituting Common Stock Equivalents outstanding immediately prior to such issuance or sale of Additional Shares

(on a fully-diluted basis).  For the purposes of this Section 12(d), the date as of which the Market Price per share constituting Common Stock Equivalents shall be computed shall be the earlier of (a) the first Business Day on which the Company shall be able to determine the Market Price per share constituting Common Stock Equivalents pursuant to the terms of a firm contract for the issuance of such Additional Shares or (b) the date of actual issuance of such Additional Shares.

Certain Distributions.  If the Company shall pay a dividend or make any other distribution to holders of Common Stock Equivalents payable in Options or Convertible Securities, then, for purposes of Section 12(d) above, such Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

Consideration Received.  If any shares constituting Common Stock Equivalents, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company).  If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration; provided, however, that if such Options have an exercise price equal to or greater than the Market Price of the respective securities receivable upon the exercise thereof on the date of issuance of such Options, then such Options shall be deemed to have been issued for consideration equal to such exercise price.

Deferral or Exclusion of Certain Adjustments.  No adjustment to the Exercise Price or Warrant Number shall be required hereunder unless such adjustment together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent (1%) of the applicable Exercise Price or Warrant Number; provided, that any adjustments which by reason of this Section 12(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  No adjustment need be made for a change in the par value of the shares of Common Stock or any other Common Stock Equivalents.  All calculations under this Section shall be made to the nearest one one thousandth (1/1,000th) of one cent ($0.01) or to the nearest one one thousandth (1/1,000th) of a share, as the case may be.

Changes in Options and Convertible Securities.  If the exercise price provided for in any Options referred to in Section 12(b) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 12(b) above, or the rate at which any Convertible Securities referred to in Section 12(b) above are convertible into or exchangeable for Common Stock Equivalents shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section 12), the Exercise Price then in effect and the Warrant Number shall forthwith be readjusted (effective only with respect to any exercise of any Warrant after such readjustment) to such Exercise Price and Warrant Number that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

Expiration of Options and Convertible Securities.  If, at any time after any adjustment to the Exercise Price or the Warrant Number shall have been made pursuant to Sections 12(a), 12(d), or 12(h) above or this Section 12(i), any Options or Convertible Securities shall have expired unexercised, been terminated, redeemed or no longer be outstanding, the number of such shares so purchasable shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares constituting Common Stock Equivalents deemed to have been issued in connection with such Options or Convertible Securities were the shares constituting Common Stock Equivalents, if any, actually issued or sold upon the exercise of such Options or Convertible Securities and (ii) such shares constituting Common Stock Equivalents, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, distribution or granting of all such Options or Convertible Securities, whether or not exercised; provided, that no such readjustment shall have the effect of decreasing the number of such shares so purchasable by an amount (calculated by adjusting such decrease to account for all other adjustments made pursuant to this Section 12 following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale, distribution or granting of such Options or Convertible Securities.

Other Adjustments.  In the event that at any time, as a result of an adjustment made pursuant to this Section 12, the Holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon the exercise of any Warrants and the relevant Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 12.

Other Action Affecting Common Stock Equivalents.  In case at any time or from time to time the Company shall take any action in respect of any of its Common Stock Equivalents, other than any action described in this Section 12, then the number of shares of Common Stock or other stock for which each Warrant is exercisable shall be adjusted in such manner determined by the Board of Directors of the Company in its sole discretion.  If the Company shall at any time and from time to time issue or sell (i) any shares of any class constituting Common Stock Equivalents other than shares of Common Stock, (ii) any evidences of its indebtedness, shares of stock or other securities which are convertible into or exchangeable for Common Stock Equivalents, with or without the payment of additional consideration in cash or property or (iii) any warrants or other rights to subscribe for or purchase any such Common Stock Equivalents or any such evidences, shares of stock or other securities, then in each such case such issuance shall be deemed to be of, or in respect of, shares of Common Stock for purposes of this Section 12.

Public Offering. No adjustment shall be made in connection with the issuance of Common Stock Equivalents or other securities in a bona fide public offering pursuant to a firm commitment underwriting by a firm which is a member of the National Association of Securities Dealers, Inc.

Other Excluded Equity Issuances.  No adjustment shall be made in connection with the issuance of Common Stock Equivalents or other securities (i) to lenders with respect to any loans made by such lenders to the Company or (ii) as consideration for or to fund the acquisition of any business or asset.

Subject Transactions.  Notwithstanding anything else in this Warrant Agreement to the contrary, if the Company engages in a Subject Transaction the following provisions shall apply:

(i)                                     In the event that the Subject Transaction results in the holders of Common Stock receiving consideration entirely in cash or Other Property, upon the closing of the Subject Transaction and compliance with the Subject Transaction Notice Procedures, each Warrant shall be redeemed and cancelled in all respects, and the holder of each such Warrant shall be entitled to receive, no later than twenty five (25) days after the Redemption Determination Date, the Cash Redemption Consideration.

(ii)                                  In the event that the Subject Transaction results in the holders of Common Stock receiving consideration of both (i) cash or Other Property and (ii) equity securities:

(1)                                  If on the Redemption Determination Date the Net Exercise Value of a subject Warrant would be zero or a negative number, upon the closing of the Subject Transaction and compliance with the Subject Transaction Notice Procedures, the holder of each Warrant shall be entitled to receive, upon the exercise thereof in accordance with the terms of this Warrant Agreement, the equity securities, cash and/or Other Property to which the holder of the number of shares of Common Stock then deliverable upon the exercise or conversion of such Warrant would have been entitled to receive upon the consummation of such Subject Transaction, and the Company shall take such steps in connection with the consummation of such Subject Transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable (including the adjustment provisions of this Section 12), as nearly as reasonably may be, in relation to any securities, cash and other property thereafter deliverable upon the exercise of the Warrants (and in such instance, the Company or the successor person, as the case may be, shall execute and deliver to the Warrant Agent a supplemental agreement so providing and providing that the successor corporation assumes all of the duties and obligations of the Company under this Warrant Agreement)

(2)                                  If on the Redemption Determination Date the Net Exercise Value would be a positive number, upon the closing of the Subject Transaction and compliance with the Subject Transaction Notice Procedures, each Warrant shall be redeemed and cancelled in all respects, and the holder of each such Warrant shall be entitled to receive, no later than twenty five (25) days after the Redemption Determination Date, an amount equal to the Net Exercise Value, with such Net Exercise Value being paid in the same proportion of cash, Other Property and equity securities, of the type received (or to be received) by the holders of Common Stock in the Subject Transaction, as received (or to be received) in the aggregate by the holders of Common Stock in the Subject Transaction.

(iii)                               In the event that the Subject Transaction results in the holders of Common Stock receiving consideration entirely in equity securities:

(1)                                  If on the Redemption Determination Date the Net Exercise Value of a subject Warrant would be zero or a negative number, upon the closing of the

Subject Transaction and compliance with the Subject Transaction Notice Procedures, the holder of each Warrant shall be entitled to receive, upon the exercise thereof in accordance with the terms of this Warrant Agreement, the equity securities to which the holder of the number of shares of Common Stock then deliverable upon the exercise or conversion of such Warrant would have been entitled to receive upon the consummation of such Subject Transaction, and the Company shall take such steps in connection with the consummation of such Subject Transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable (including the adjustment provisions of this Section 12), as nearly as reasonably may be, in relation to any equity securities thereafter deliverable upon the exercise of the Warrants (and in such instance, the Company or the successor person, as the case may be, shall execute and deliver to the Warrant Agent a supplemental agreement so providing and providing that the successor corporation assumes all of the duties and obligations of the Company under this Warrant Agreement);

(2)                                  If on the Redemption Determination Date the Net Exercise Value would be a positive number, upon the closing of the Subject Transaction and compliance with the Subject Transaction Notice Procedures, each Warrant shall be redeemed and cancelled in all respects, and the holder of each such Warrant shall be entitled to receive, no later than twenty five (25) days after the Redemption Determination Date, an amount equal to the Net Exercise Value, with such amount being paid in the same proportion of equity securities of the type received (or to be received) by the holders of Common Stock in the Subject Transaction as received (or to be received) in the aggregate by the holders of Common Stock in the Subject Transaction.

(iv)                              Defined Terms with Respect to Subject Transactions:

(1)                                  “Cash Redemption Consideration” shall mean: (x) $0.01 per Warrant, if on the Redemption Determination Date the Net Exercise Value of a subject Warrant would be zero or a negative number or (y) if on the Redemption Determination Date the Net Exercise Value of a subject Warrant would be a positive number, the Net Exercise Value per Warrant in (1) cash (if no Other Property is received (or to be received) by the Holders of Common Stock in the Subject Transaction) or (2) if Other Property is received (or to be received) by the Holders of Common Stock in the Subject Transaction, the same proportion of cash and Other Property, of the type received (or to be received) by the holders of Common Stock in the Subject Transaction, as received (or to be received) in the aggregate by the holders of Common Stock in the Subject Transaction.

(2)                                  “Net Exercise Value” shall mean the difference on the relevant measurement date between (A) the product of (1) the number of shares of Common Stock into which each Warrant is then exercisable and (2) (x) the cash and/or Other Property per share of Common Stock received in an all-cash/Other Property Subject Transaction (with such Other Property valued at its Market Price), or (y) the Market Price of the equity security consideration per share of Common Stock received in an all-equity security Subject Transaction or (z) if the consideration in the Subject Transaction is a mix of cash, Other Property and equity securities, the aggregate Market Price of the consideration per share of Common Stock, less (B) the Exercise Price of each Warrant.

(3)                                  “Redemption Determination Date” means the date that is the closing date of a relevant Subject Transaction.

(4)                                  “Subject Transaction” shall mean any one of the following transactions: (x) the sale of all or substantially all of the Company’s consolidated assets to any Person (other than a subsidiary of the Company of which the Company owns at least 85% of the voting securities), (y) the acquisition by any Person (other than a subsidiary of the Company of which the Company owns at least 85% of the voting securities) of a majority of the outstanding Common Stock, or (z) a merger or consolidation by the Company with or into another Person in which the holders of the Common Stock immediately prior to the merger or consolidation are not holders, directly or indirectly, of at least a majority of the voting securities of the entity surviving such merger or consolidation immediately after such merger or consolidation.

(5)                                  “Subject Transaction Notice Procedures” shall mean the Company’s delivery of written notice to holders of Warrants setting forth any action to be taken by the Company that may constitute a Subject Transaction, the resulting effect of such action on the Warrants, and the amount of cash and/or the number and kind of securities or other property to be received by the holders of Warrants pursuant to such Subject Transaction (if any).  Such notice shall be delivered by the Company (including by directing the Warrant Agent to so deliver) to holders of Warrants at such holders’ addresses appearing on the Warrant Register (and with respect to holders of beneficial interests in Global Warrant Certificates, to the Depository), and shall be delivered on a date calculated and by a method chosen by the Company to reasonably ensure that such notice shall be actually received by the holders of Warrants on or prior to the Redemption Determination Date.

(v)                                 The provisions of this subsection (o) shall similarly apply to successive Subject Transactions.

(vi)                              Notwithstanding anything to the contrary in this Section 12(n), any property received by holders of Common Stock in a Subject Transaction that is neither cash nor equity securities (“Other Property”) shall be treated as cash consideration for all purposes of this Section 12(n) in an amount equal to the Market Price of such Other Property.

Consolidation, Merger or Sale of Assets Other than a Subject Transaction.  If the Company shall at any time consolidate with or merge into another Person (other than a Subject Transaction) or recapitalize or reclassify its Common Stock Equivalents, in each case in such a way that the holders of Common Stock Equivalents are entitled to receive (either directly or upon subsequent liquidation) securities and/or property with respect to or in exchange for Common Stock Equivalents, the holder of any Warrants will thereafter receive, upon the exercise thereof in accordance with the terms of this Warrant Agreement, the securities or property to which the holder of the number of shares of Common Stock then deliverable upon the exercise or conversion of such Warrants would have been entitled upon such consolidation, merger, recapitalization or reclassification, and the Company shall take such steps in connection with such consolidation, merger, recapitalization or reclassification as may be necessary to assure that the provisions hereof shall thereafter be applicable (including the adjustment provisions of this Section 12), as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of the Warrants. The Company or the successor Person, as the case may be, shall execute and deliver to the Warrant Agent a supplemental agreement so providing. In addition, such supplemental agreement shall provide that the successor Person assumes all of the duties and obligations of the Company under this Warrant Agreement. A sale of all or substantially all the assets of the Company (other than a Subject Transaction) for consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes. The provisions of this Section 12(o) shall similarly apply to successive mergers or consolidations or sales or other transfers.

SECTION 13.  Fractional Warrant Shares.  Notwithstanding any adjustment pursuant to Section 12 in the number of Warrant Shares purchasable upon the exercise of a Warrant, the Company shall not be required to issue Warrants to purchase fractions of Warrant Shares, or to issue fractions of Warrant Shares upon exercise of the Warrants, or to distribute certificates which evidence fractional Warrant Shares.  If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Share would, except for the provisions of this Section 13, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Market Price per share of Common Stock, as determined on the day immediately preceding the date on which the Holder delivered the applicable Warrant Exercise Notice, multiplied by such fraction, computed to the nearest whole U.S. cent.  Whenever a payment for fractional Warrant Shares is to be made by the Warrant Agent, the Company shall (i) promptly prepare and deliver to the Warrant Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Warrant Agent in the form of fully collected funds to make such payments.  The Warrant Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for Warrant Shares under any Section of this Agreement relating to the payment of fractional Warrant Shares unless and until the Warrant Agent shall have received such a certificate and sufficient monies.

SECTION 14.  Redemption.  The Warrants shall not be redeemable by the Company or any other Person.

SECTION 15.  Notices to Warrantholders.  Upon any adjustment of (i) the number of Warrant Shares purchasable upon exercise of each Warrant, (ii) the Exercise Price or (iii) the number of Warrants outstanding including any adjustment pursuant to Section 12, the Company, within twenty (20) Business Days thereafter, shall (x) cause to be filed with the Warrant Agent a certificate signed by an Appropriate Officer of the Company setting forth the event giving rise to such adjustment, such Exercise Price and either the number of Warrant Shares purchasable upon exercise of each Warrant or the additional number of Warrants to be issued for each previously outstanding Warrant, as the case may be, after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such adjustment was made, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (y) direct the Warrant Agent to give written notice to each of the registered Holders at such Holder’s address appearing on the Warrant Register.  Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 15.  The Warrant Agent shall be fully protected in relying on any such certificate and in making any adjustment described therein and shall have no duty with respect to, and shall not be deemed to have knowledge of, any adjustment unless and until it shall have received such a certificate, in each case, absent fraud, recklessness, bad faith or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction).

If:

the Company proposes to take any action that would require an adjustment pursuant to Section 12 (unless no adjustment is required pursuant to Section 12(g)); or

there shall be a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets and business as an entirety).

then the Company shall cause written notice of such event to be filed with the Warrant Agent and shall cause written notice of such event to be given to each of the Holders at such Holder’s address appearing on the Warrant Register, such giving of notice to be completed at least ten (10) Business Days prior to the effective date of such action (or the applicable record date for such action if earlier).  Such notice shall specify the proposed effective date of such action and, if applicable, the record date and the material terms of such action.  The failure to give the notice required by this Section 15 or any defect therein shall not affect the legality or validity of any action, distribution, right, warrant, dissolution, liquidation or winding up or the vote upon or any other action taken in connection therewith.

SECTION 16.  Merger, Consolidation or Change of Name of Warrant Agent.  Any Person into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Warrant Agent is a party, or any Person succeeding to the shareholder services business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any document or any further act on the part of any of the parties hereto, if such Person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 18.  If any of the Global Warrant Certificates have been countersigned but not delivered at the time such successor to the Warrant Agent succeeds under this Agreement, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and if at that time any of the Global Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Global Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Global Warrant Certificates shall have the full force provided in the Global Warrant Certificates and in this Agreement.

If at any time the name of the Warrant Agent is changed and at such time any of the Global Warrant Certificates have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name; and if at that time any of the Global Warrant Certificates have not been countersigned, the Warrant Agent may countersign such Global Warrant Certificates either in its prior name or in its changed name; and in all such cases such Global Warrant Certificates shall have the full force provided in the Global Warrant Certificates and in this Agreement.

SECTION 17.  Warrant Agent.  The Warrant Agent undertakes only the duties and obligations expressly imposed by this Agreement and the Global Warrant Certificates, in each case upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance thereof, shall be bound:

The statements contained herein and in the Global Warrant Certificates shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the accuracy of any of the same except to the extent that such statements describe the Warrant Agent or action taken or to be taken by the Warrant Agent.  Except as expressly provided herein, the Warrant Agent assumes no responsibility with respect to the execution, delivery or distribution of the Global Warrant Certificates.

The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Global Warrant Certificates to be complied with by the Company, nor shall it at any time be under any duty or responsibility to any Holder to make or cause to be made any adjustment in the Exercise Price or in the Warrant Number (except as instructed in writing by the Company), or to determine whether any facts exist that may require any such adjustments, or with respect to the nature or extent of or method employed in making any such adjustments when made.

The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company or an employee of the Warrant Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Warrant Agent as to any action taken, suffered or omitted by it in accordance with such advice or opinion, absent fraud, recklessness, bad faith or willful misconduct in the selection and continued retention of such counsel and the reliance on such counsel’s advice or opinion.

The Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken in reliance on any written notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.  The Warrant Agent shall not take any instructions or directions except those given in accordance with this Agreement, and the Warrant Agent shall be indemnified and held harmless for acting on any such instructions, including, without limitation, instructions given pursuant to the terms of this Agreement by persons other than the Company.

The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent under this Agreement as set forth in Exhibit D, to reimburse the Warrant Agent upon demand for all reasonable out-of-pocket expenses, including counsel fees and other disbursements, incurred by the Warrant Agent in the preparation, administration, delivery, execution and amendment of this Agreement and the performance of its duties under this Agreement and to indemnify the Warrant Agent and save it harmless against any and all losses, liabilities and expenses, including judgments, damages, fines, penalties, claims, demands and costs (including reasonable out-of-pocket counsel fees and expenses), for anything done or omitted by the Warrant Agent arising out of or in connection with this Agreement except as a result of its fraud, recklessness, bad faith or willful misconduct.  The costs and expenses incurred by the Warrant Agent in enforcing the right to indemnification shall be paid by the Company except to the extent that the Warrant Agent is not entitled to indemnification due to its fraud, recklessness, bad faith or willful misconduct.  Notwithstanding the foregoing, the Company shall not be responsible for any settlement made without its written consent; provided, that nothing in this sentence shall limit the Company’s obligations contained in this paragraph other than pursuant to such a settlement. Notwithstanding anything contained herein to the contrary, except to the extent arising from fraud, recklessness, bad faith or willful misconduct of the Warrant Agent, the Warrant Agent’s aggregate liability to the Company during any term of this Agreement with respect to, arising from, or in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to the Warrant Agent as fees and charges, but not including reimbursable expenses.

The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense or liability unless the Company (if it is the party seeking such action) or one or more Holders (if they are the parties seeking such action) furnishes the Warrant Agent with security and indemnity satisfactory to the Warrant Agent for any costs or expenses that may be incurred.  All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery or judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

The Warrant Agent, and any member, stockholder, affiliate, director, officer or employee thereof, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company is interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it was not the Warrant Agent under this Agreement, or a member, stockholder director, officer or employee of the Warrant Agent, as the case may be.  Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof.  The Warrant Agent shall not be liable for anything that it may do or refrain from doing in connection with this Agreement except in connection with its own fraud, recklessness, bad faith or willful misconduct.  Notwithstanding anything in this Agreement to the contrary, in no event will the Warrant Agent be liable for special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Warrant Agent has been advised of the possibility of such loss or damage.

The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due and validly authorized execution hereof by the Warrant Agent) or in respect of the validity or execution of any Global Warrant Certificate (except its due and validly authorized countersignature thereof), nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of the Warrant Shares to be issued pursuant to this Agreement or any Warrant or as to whether the Warrant Shares will when issued be validly issued, fully paid and nonassessable or as to the Exercise Price or the Warrant Number.

Whenever in the performance of its duties under this Agreement the Warrant Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, the Warrant Agent is hereby authorized and directed that it may accept instructions with respect to the performance of its duties hereunder from an Appropriate Officer of the Company and to apply to such Appropriate Officer for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Warrant Agent and, absent fraud, recklessness, bad faith or willful misconduct, the Warrant Agent shall not be liable for any action taken, suffered to be taken, or omitted to be taken by it in accordance with instructions of any such Appropriate Officer or in reliance upon any statement signed by any one of such Appropriate Officers of the Company with respect to any fact or matter (unless other evidence in respect thereof is herein specifically prescribed) which may be deemed to be conclusively proved and established by such signed statement.

No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

If the Warrant Agent shall receive any notice or demand (other than notice of or demand for exercise of Warrants) addressed to the Company by any Holder pursuant to the provisions of the Warrants, the Warrant Agent shall promptly forward such notice or demand to the Company.

The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, accountants, agents or other experts, and the Warrant Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or the Holders resulting from any such act, default, neglect or misconduct, absent fraud, recklessness, bad faith or willful misconduct in the selection and continued employment thereof.

The Warrant Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of the Warrants.

The Warrant Agent shall have no duties, responsibilities or obligations as the Warrant Agent except those which are expressly set forth herein, and in any modification or amendment hereof to which the Warrant Agent has consented in writing, and no duties, responsibilities or obligations shall be implied or inferred.  Without limiting the foregoing, unless otherwise expressly provided in this Agreement, the Warrant Agent shall not be subject to, nor be required to comply with, or determine if any Person has complied with, the Warrants, the Plan or any other agreement between or among the parties hereto, even though reference thereto may be made in this Agreement, or to comply with any notice, instruction, direction, request or other communication, paper or document other than as expressly set forth in this Agreement.

The Warrant Agent shall not incur any liability for not performing any act, duty, obligation or responsibility by reason of any occurrence beyond the control of the Warrant Agent (including without limitation any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil disorder or failure of any means of communication).

In the event the Warrant Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Warrant Agent hereunder, or is for any reason unsure as to what action to take hereunder, the Warrant Agent shall notify the Company in writing as soon as practicable, and upon delivery of such notice may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company or any Holder or other Person for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Warrant Agent.

The provisions of this Section 17 shall survive the termination of this Agreement, the exercise or expiration of the Warrants and the resignation or removal of the Warrant Agent.

No provision of this Agreement shall be construed to relieve the Warrant Agent from liability for its own fraud, recklessness, bad faith or its willful misconduct.

SECTION 18.  Change of Warrant Agent.  If the Warrant Agent resigns (such resignation to become effective not earlier than thirty (30) calendar days after the giving of written notice thereof to the Company and the Holders) or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property or affairs or shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay or meet its debts generally as they become due, or if an order of any court shall be entered approving any petition filed by or against the Warrant Agent under the provisions of bankruptcy laws or any similar legislation, or if a receiver, trustee or other similar official of it or of all or any substantial part of its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation, protection, relief, winding up or liquidation, or becomes incapable of acting as Warrant Agent or if the Board of Directors of the Company by resolution removes the Warrant Agent (such removal to become effective not earlier than thirty (30) calendar days after the filing of a certified copy of such resolution with the Warrant Agent and the giving of written notice of such removal to the Holders), the Company shall appoint a successor to the Warrant Agent.  If the Company fails to make such appointment within a period of thirty (30) calendar days after such removal or after it has been so notified in writing of such resignation or incapacity by the Warrant Agent, then any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent.  Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the

Warrant Agent shall be carried out by the Company.  Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be an entity, in good standing, incorporated under the laws of any state or of the United States of America.  As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant Agent to be given to each of the Holders at such Holder’s address appearing on the Warrant Register.  After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed.  The former Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder and execute and deliver, at the expense of the Company, any further assurance, conveyance, act or deed necessary for the purpose.  Failure to give any notice provided for in this Section 18 or any defect therein, shall not affect the legality or validity of the removal of the Warrant Agent or the appointment of a successor Warrant Agent, as the case may be.

SECTION 19.  Holder Not Deemed a Stockholder. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders thereof the right to vote or to receive dividends or to participate in any transaction that would give rise to an adjustment of the Exercise Price under Section 12 or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

SECTION 20.  Notices to Company and Warrant Agent.  Any notice or demand authorized or permitted by this Warrant Agreement to be given or made by the Warrant Agent or by any Holder to or on the Company to be effective shall be in writing (including by facsimile), and shall be deemed to have been duly given or made when delivered by hand, or two (2) Business Days after being delivered to a recognized courier (whose stated terms of delivery are two (2) Business Days or less to the destination of such notice), or five (5) days after being deposited in the mail, first class and postage prepaid or, in the case of facsimile notice, when received, addressed as follows (until another address or facsimile number is filed in writing by the Company with the Warrant Agent):

Dynegy Inc.

601 Travis Street

Suite 1400

Houston, TX 77002

Attention: General Counsel

Fax: (713) 356-2185

Any notice or demand pursuant to this Warrant Agreement to be given by the Company or by any Holder to the Warrant Agent shall be sufficiently given if sent in the same manner as notices or demands are to be given or made to or on the Company (except for Warrant Exercise Notices, which shall be delivered in accordance with Section 7) to the Warrant Agent at the office maintained by the Warrant Agent (the “Warrant Agent Office”) as follows (until another address is filed in writing by the Warrant Agent with the Company, which other address shall become the address of the Warrant Agent Office for the purposes of this Agreement):

Computershare

480 Washington Blvd.

Jersey City, New Jersey, 07310

Attention: Corporate Actions Dept., 27th Floor

Fax: (201) 480-4665

SECTION 21.  Payment of Taxes and Charges.  No service charge shall be made to any Holder for any exercise, exchange or registration of transfer of Warrants, and the Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that neither the Company nor the Warrant Agent shall be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of Warrants or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant surrendered upon the exercise of said Warrant, and the Company shall not be required to issue or deliver such Warrants or the certificates representing the Warrant Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Warrant Agent shall have no duty under to deliver such Warrants or the certificates representing such Warrant Shares unless and until it is satisfied that all such taxes and charges have been paid.

SECTION 22.  Exercise of Warrants and Beneficial Ownership Limitations.  By accepting a Warrant, each Holder shall be deemed to have agreed not to exercise any Warrants unless and until, if and to the extent such exercise would result in such Holder’s Beneficially Owned (aggregated with any Affiliates) Common Stock Equivalents reaching the Beneficial Ownership Limitation (as defined below), it and the Company have made all filings and registrations with, and obtained the permission, consent, approval, authorization, qualification or order (including the expiration of applicable waiting periods) from, any governmental and regulatory authorities applicable to the Company, as necessary or advisable for such exercise and the consequential acquisition by it of the Warrant Shares.  For purposes of this Agreement, in determining the number of outstanding Common Stock Equivalents, a Holder may only rely on the number of outstanding Common Stock Equivalents as reflected in the most recent of the following: (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be; (B) a more recent public announcement by the Company; and (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of Common Stock Equivalents outstanding. The “Beneficial Ownership Limitation” shall be such number of Common Stock Equivalents, or such percentage of Common Stock Equivalents outstanding at any time, the Beneficial Ownership of which shall require the prior permission, consent, approval, authorization, qualification or order (including the expiration of applicable waiting periods) of any governmental or regulatory authority applicable to the Company.

SECTION 23.  Supplements and Amendments.  This Agreement constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and may not be amended, except in a writing signed by both of them. The Company and the Warrant Agent may from time to time supplement or amend this Agreement or the Warrants (a) without the approval of any Holders in order to cure any ambiguity, manifest error or other mistake in this Agreement or the Warrants, or to correct or supplement any provision contained herein or in the Warrants that may be defective or inconsistent with any other provision herein or in the Warrants, or to make any other provisions in regard to matters or questions arising hereunder that the Company and the Warrant Agent may deem necessary or desirable and that shall not adversely affect, alter or change the interests of the Holders or (b) with the prior written consent of holders of the Warrants exercisable for a majority of the Warrant Shares then issuable upon exercise of the Warrants then outstanding; provided, however, that the prior written consent of holders of Warrants exercisable for a two-thirds of the Warrant Shares then issuable upon exercise of the Warrants then outstanding shall be required for any amendment of this Warrant Agreement pursuant to which the Exercise Price would be increased, the Warrant Number would be decreased or the Expiration Date would be advanced to an earlier date.  Notwithstanding anything to the contrary herein, upon the delivery of a certificate from an Appropriate Officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 23 and, provided, that such supplement or amendment does not adversely affect the Warrant Agent’s rights or increase the Warrant Agent’s duties, liabilities or obligations hereunder, the Warrant Agent shall execute such supplement or amendment.  Any amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section 23 will be binding upon all Holders and upon each future Holder, the Company and the Warrant Agent.  In the event of any amendment, modification or waiver, the Company will give prompt notice thereof to all Holders and, if appropriate, notation thereof will be made on all Global Warrant Certificates thereafter surrendered for registration of transfer or exchange.

SECTION 24.  Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 25.  Termination.  This Warrant Agreement shall terminate at 5:00 p.m., New York City time, on the Expiration Date (or at 5:00 p.m., New York City Time, on the Business Day immediately following the Expiration Date, with respect to any Warrant exercised as set forth in the last sentence of Section 7(b)). Notwithstanding the foregoing, this Warrant Agreement will terminate on such earlier date on which all outstanding Warrants have been exercised. Termination of this Warrant Agreement shall not relieve the Company or the Warrant Agent of any of their obligations arising prior to the date of such termination or in connection with the settlement of any Warrant exercised prior to 5:00 p.m., New York City time, on the Expiration Date. The provisions of Section 17, this Section 25, Section 26 and Section 27 shall survive such termination and the resignation or removal of the Warrant Agent.

SECTION 26.  Governing Law Venue and Jurisdiction; Trial By Jury.  This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such state.  Each party hereto consents and submits to the jurisdiction of the courts of the State of New York and of the federal courts of the Southern District of New York in connection with any action or proceeding brought against it that arises out of or in connection with, that is based upon, or that relates to this Agreement or the transactions contemplated hereby.  In connection with any such action or proceeding in any such court, each party hereto hereby waives personal service of any summons, complaint or other process and hereby agrees that service thereof may be made in accordance with the procedures for giving notice set forth in Section 20 hereof.  Each party hereto hereby waives any objection to jurisdiction or venue in any such court in any such action or proceeding and agrees not to assert any defense based on lack of jurisdiction or venue in any such court in any such action or proceeding.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, proceeding or counterclaim as between the parties directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby or disputes relating hereto. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party hereto has represented, expressly or otherwise that such other party hereto would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 26.

SECTION 27.  Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any Person other than the Company, the Warrant Agent and the Holders any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders.

SECTION 28.  Counterparts.  This Agreement may be executed (including by means of facsimile or electronically transmitted portable document format (.pdf) signature pages) in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 29.  Headings.  The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and in no way modify or restrict any of the terms or provisions hereof.

SECTION 30.  Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, and the invalid, illegal or unenforceable provision shall be interpreted and applied so as to produce as near as may be the economic result intended by the parties hereto. Upon determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

SECTION 31.  Meaning of Terms Used in Agreement.

The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.  Any references to any federal, state, local or foreign statute or law shall also refer to all rules and regulations promulgated thereunder, unless the context otherwise requires.  Unless the context otherwise requires: (a) a term has the meaning assigned to it by this Agreement; (b) forms of the word “include” mean that the inclusion is not limited to the items listed; (c) “or” is disjunctive but not exclusive; (d) words in the singular include the plural, and in the plural include the singular; and (e) provisions apply to successive events and transactions; (f) “hereof”, “hereunder”, “herein” and “hereto” refer to the entire Agreement and not any section or subsection.

The following terms used in this Agreement shall have the meanings set forth below:

(i)            “$” shall mean the currency of the United States.

(ii)           “Beneficial Ownership” shall have the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time.  The terms “Beneficially Own” and “Beneficially Owned” have a corresponding meaning.

(iii)          “Business Day” shall mean any day, except for Saturday and Sunday, or a day on which the New York Stock Exchange is required or authorized by law or executive order to close.

(iv)          “Market Price” shall mean (w) if in reference to cash, the current cash value on the date of measurement in U.S. dollars, (x) if in reference to equity securities or securities included within Other Property, which are listed or admitted for trading on a national securities exchange, the average closing price of a share (or similar relevant unit) of such securities as reported on the principal national securities exchange on which the shares (or similar relevant units) of such securities are listed or admitted for trading or (z) in all other cases, the value as determined in good faith by the Board of Directors of the Company.  In each such case, the average price shall be averaged over a period of twenty-one (21) consecutive trading days consisting of the trading day immediately preceding the day on which the “Market Price” is being determined and the twenty (20) consecutive trading days prior to such day.

(v)           “Person” shall mean any individual, corporation, limited partnership, general partnership, limited liability partnership, limited liability company, joint stock company, joint venture, corporation, unincorporated organization, association, company, trust, group or other legal entity, or any governmental or political subdivision or any agency, department or instrumentality thereof.

[The next page is the signature page]

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed and delivered as of the day and year first above written.

DYNEGY INC.

		By:	/s/ Catherine B. Callaway
Name: Catherine B. Callaway
Title: EVP, General Counsel & Chief Compliance Officer

Computershare Trust Company, N.A.

		By:	/s/ Thomas Borbely
Name: Thomas Borbely
Title: Manager, Corporate Actions

Computershare Trust Company, N.A.

By:	/s/ Thomas Borbely
Name: Thomas Borbely
Title: Manager, Corporate Actions

EXHIBIT A-1

FORM OF WARRANT STATEMENT

DYNEGY INC.

DRS Warrant Distribution Statement

CUSIP Number	Account Number/Account Key
12345678	SAMPL—JAMEA0000
Ticker Symbol	Investor ID
XXX	123456789012
Issuance Date	Distribution
mm/dd/2012	WARRANTS

NameXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Name/registration/address

Name/registration/address

Address

Address

Address

Address

Address

DYNEGY INC. Warrants Issued To You In Book-Entry

PLEASE RETAIN THIS STATEMENT FOR YOUR RECORDS

You have been issued warrants of DYNEGY INC. as a result of the joint Plan of Reorganization for Dynegy Holdings, LLC and DYNEGY INC. This statement reflects the DYNEGY INC. warrants registered in your name on DYNEGY INC.’s records, maintained by Computershare, DYNEGY INC.’s warrant agent and registrar. These warrants are maintained for you under the Direct Registration System, which means they are held for you in an electronic, book-entry account maintained by Computershare (see enclosed brochure, “What Individual Investors Should Know About Holding Securities”). Please retain this statement for your permanent record.

NO ACTION IS REQUIRED if you choose to keep your warrants in book-entry form.

Questions?  Contact Computershare

To access your account, use your Investor ID Number that is located in the box above on the top right hand corner of this statement.  You can contact Computershare by one of the following ways:

By Internet: Visit www.cpushareownerservices.com for access to your account.

By Phone:		By Mail:
Toll Free Number	1-888-921-5563	DYNEGY INC.
Outside the U.S. (Collect)	1-201-680-XXXX	c/o Computershare
Hearing Impaired	1-800-231-5469	P.O. Box 358035
IVR system available 24 hours/7 days a week		Pittsburgh, PA 15252-8035
Representatives are available 9 a.m. to 7 p.m. Eastern Time weekdays

REQUEST FOR TAXPAYER IDENTIFICATION AND CERTIFICATION

Our records indicate that we do not have a certified Taxpayer Identification Number (“TIN”) on file for your account.  Without a certified TIN, we may be required by law to withhold (28%) from any future dividend payments and any sale transaction that you request.  Logon to www.cpushareownerservices.com or call our IVR to certify your TIN, or contact us by phone to request a Substitute Form W-9 or W-8.

If you are exempt from backup withholding, remember to indicate that when completing the certification.

over the PHONE	through the INTERNET
• Dial the toll-free number shown above	• Go to www.cpushareownerservices.com
• Say “Certify my TIN” when prompted	• Select Equity Holdings to access the Investor ServiceDirectTM website
• Enter your Investor ID and PIN	• Select company name
• Speak your answers at the prompt	• Select Certify Taxpayer ID

SEE REVERSE SIDE FOR IMPORTANT INFORMATION

DYNEGY INC.

This statement is your record that warrants of DYNEGY INC. have been credited to your account on the books of DYNEGY INC. Please verify all information on the reverse side of this statement. This statement is neither a negotiable instrument nor a security, and delivery of this statement does not itself confer any rights on the recipient.  Nevertheless, it should be kept with your important documents as a record of your ownership of these securities. These warrants are not represented by warrant certificates but are instead held in book-entry form.

You may transfer ownership of your book-entry warrants at any time by submitting the appropriate warrant transfer documents to Computershare.  Visit the Investor ServiceDirectTM website online at www.cpushareownerservices.com, or call 1-888-921-5563 to request transfer forms.

You may transfer your book-entry warrants to your broker in one of two ways:

(1)          The fastest and easiest way - provide your broker with your Account Key at Computershare, your Taxpayer Identification Number (TIN) and your account registration information; and request that your broker initiate a DRS profile transaction, or

(2)            Obtain a “Broker-Dealer Authorization Form” by visiting www.cpushareownerservices.com, or by calling 1-888-921-5563, or

You may sell any or all of your book-entry warrants under a program established by DYNEGY INC. by visiting www.cpushareownerservices.com, or phone toll free 1-888-921-5563 and say “sell Warrants” using our Speech Recognition technology, or simply check the appropriate “sell” box, sign and date the attached sales coupon and mail it in the envelope provided.  Conducting a sale through this program entails enrollment in the program and is subject to the program’s terms and conditions. The full program terms and conditions are available at www.cpushareownerservices.com.

2

WARRANT AGREEMENT

The Warrant Agreement, dated October 1, 2012 (the “Warrant Agreement”), between Dynegy Inc. (the “Company”) and Computershare Inc., a Delaware corporation and its wholly-owned subsidiary Computershare Trust Company, N.A., a federally chartered, limited purpose trust company,, as Warrant Agent (collectively, the “Warrant Agent”) is incorporated by reference into and made a part of this statement and this statement is qualified in its entirety by reference to the Warrant Agreement.  A copy of the Warrant Agreement may be inspected at the Warrant Agent’s office at 480 Washington Blvd., Jersey City, New Jersey, 07310 and is also available on the Company’s website at www.dynegy.com.  All capitalized terms used but not defined herein are defined in the Warrant Agreement and shall have the meanings assigned to them therein.

Book-Entry Warrants may be exercised to purchase Warrant Shares from the Company from the Distribution Date through 5:00 p.m. New York City time on October 2, 2017 (the “Expiration Date”), at an initial exercise price of $40.00 (the “Exercise Price”) multiplied by the number of Warrant Shares set forth above (the “Exercise Amount”).  The Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.  Subject to the terms and conditions set forth in the Warrant Agreement, each Holder of a Book-Entry Warrant may exercise such Book-Entry Warrant by: (1) providing written notice of such election (the “Warrant Exercise Notice”) to exercise the Book-Entry Warrant to the Warrant Agent in accordance with the instructions below, no later than 5:00 p.m., New York City time, on the Expiration Date, and (2) paying the applicable Exercise Amount, together with any applicable taxes and governmental charges, at the time set forth in the Warrant Agreement.

In lieu of paying the Exercise Amount as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement, each Book-Entry Warrant shall entitle the Holder thereof, at the election of such Holder, to exercise the Book-Entry Warrant by authorizing the Company to withhold from issuance a number of Warrant Shares issuable upon exercise of the Book-Entry Warrant which when multiplied by the Market Price of the Common Stock is equal to the aggregate Exercise Amount, and such withheld Warrant Shares shall no longer be issuable under the Book-Entry Warrant.

The Company shall not be required to issue fractions of Warrant Shares.

Definitions

For more definitions, please visit our glossary online located in the Help Center through Investor ServiceDirect

Account Key:	The 18 digit alpha numeric needed by your broker to effect a transaction on your behalf.	DRS or Direct Registration System:	A system established by the securities industry that allows investors to hold their warrants in electronic form on the books of the Issuer rather than in the form of a physical warrant certificate.

CUSIP:	A unique number used to identify DYNEGY INC. and the class of securities represented by this statement.	Book-entry warrants:	Warrants of securities that are recorded and maintained electronically by the plan administrator or transfer agent and evidenced by a statement rather than a physical certificate.

Investor ID:	The number used by Computershare to identify your account.

3

(DETACH SALES COUPON HERE)
SELL MY WARRANTS

By signing and returning this form, I am authorizing the sale of DYNEGY INC. Warrants held in book-entry form in my name.  Please mail me a check for the proceeds of the sale less applicable fees.  The fees to be charged are included in the enclosed Warrant Sale Program sheet.  THIS FORM MUST BE SIGNED BY THE REGISTERED HOLDER(S) EXACTLY AS THEIR NAME(S) APPEAR(S) ON THIS STATEMENT.

FULL SALE:	PARTIAL SALE:		Taxpayer ID or Social
☐ SELL ALL WARRANTS.	☐	SELL WARRANTS.	UNCERTIFIED

SIGNATURE	DATE

SIGNATURE	DATE

JAMES A SAMPLE
JANE SAMPLE
123 MAIN STREET
NEW YORK, NY 10009

3836    123456789012                00100112345678SAMPL—JAMEA0000IRO01

4

EXHIBIT A-2

FORM OF FACE OF GLOBAL WARRANT CERTIFICATE

VOID AFTER OCTOBER 2, 2017

This Global Warrant Certificate is held by The Depository Trust Company (the “Depository”) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any Person under any circumstances except that (i) this Global Warrant Certificate may be exchanged in whole but not in part pursuant to Section 6(a) of the Warrant Agreement, (ii) this Global Warrant Certificate may be delivered to the Warrant Agent for cancellation pursuant to Section 6(h) of the Warrant Agreement and (iii) this Global Warrant Certificate may be transferred to a successor Depository with the prior written consent of the Company.

Unless this Global Warrant Certificate is presented by an authorized representative of the Depository to the Company or the Warrant Agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co.  or such other entity as is requested by an authorized representative of the Depository (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depository), any transfer, pledge or other use hereof for value or otherwise by or to any Person is wrongful because the registered owner hereof, Cede & Co., has an interest herein.

Transfers of this Global Warrant Certificate shall be limited to transfers in whole, but not in part, to nominees of the Depository or to a successor thereof or such successor’s nominee, and transfers of portions of this Global Warrant Certificate shall be limited to transfers made in accordance with the restrictions set forth in Section 6 of the Warrant Agreement.

No registration or transfer of the securities issuable pursuant to the Warrant will be recorded on the books of the Company until such provisions have been complied with.

5

CUSIP No.
No.	WARRANT TO PURCHASE
SHARES OF COMMON STOCK

DYNEGY INC.

GLOBAL WARRANT TO PURCHASE COMMON STOCK

FORM OF FACE OF WARRANT CERTIFICATE
VOID AFTER OCTOBER 2, 2017

This Warrant Certificate (“Warrant Certificate”) certifies that                                or its registered assigns is the registered holder (the “Holder”) of a Warrant (the “Warrant”) of Dynegy Inc., a Delaware corporation (the “Company”), to purchase the number of shares (the “Warrant Shares”) of common stock, par value $0.01 per share (the “Common Stock”) of the Company set forth above.  This warrant expires on October 2, 2017 (such date, the “Expiration Date”), and entitles the holder to purchase from the Company the number of fully paid and non-assessable Warrant Shares set forth above at the exercise price set forth in the last sentence of this paragraph (the “Exercise Price”) multiplied by the number of Warrant Shares set forth above (the “Exercise Amount”), payable to the Company either by certified or official bank or bank cashiers check payable to the order of the Company, or by wire transfer in immediately available funds of the Exercise Amount to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m. New York City time, on the following business day after a Warrant Exercise Notice is delivered to the Warrant Agent. The initial Exercise Price shall be $40.00.

In lieu of paying the Exercise Amount as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement (as defined on the reverse hereof), each Warrant shall entitle the Holder thereof, at the election of such Holder, to exercise the Warrant by authorizing the Company to withhold from issuance a number of Warrant Shares issuable upon exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld Warrant Shares shall no longer be issuable under the Warrant.

The Exercise Price and the number of Warrant Shares purchasable upon exercise of this Warrant are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

No Warrant may be exercised prior to the Distribution Date or after the Expiration Date (except as set forth in the Warrant Agreement).  After the Expiration Date, the Warrants will become wholly void and of no value.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF.  SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

Dated:

DYNEGY INC.

By:
Name:
Title:

COMPUTERSHARE INC.
COMPUTERSHARE TRUST COMPANY, N.A.
as Warrant Agent

By:
Name:
Title:

 FORM OF REVERSE OF GLOBAL WARRANT CERTIFICATE
DYNEGY INC.

The Warrant evidenced by this Warrant Certificate is a part of a duly authorized issue of Warrants to purchase a maximum of            shares of Common Stock issued pursuant to that certain Warrant Agreement, dated as of the Effective Date of the Plan (the “Warrant Agreement”), duly executed and delivered by the Company and Computershare Inc., a Delaware corporation and its wholly-owned subsidiary Computershare Trust Company, N.A., a federally chartered, limited purpose trust company, as warrant agent (collectively, the “Warrant Agent”).  The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the Holders of the Warrants.  A copy of the Warrant Agreement may be inspected at the Warrant Agent office and is available upon written request addressed to the Company.  All capitalized terms used in this Warrant Certificate but not defined that are defined in the Warrant Agreement shall have the meanings assigned to them therein.

Warrants may be exercised to purchase Warrant Shares from the Company from the Distribution Date through 5:00 p.m. New York City time on the Expiration Date, at the Exercise Price set forth on the face hereof, subject to adjustment as described in the Warrant Agreement.  Subject to the terms and conditions set forth herein and in the Warrant Agreement, the Holder of the Warrant evidenced by this Warrant Certificate may exercise such Warrant by:

(vi)                              providing written notice of such election (“Warrant Exercise Notice”) to exercise the Warrant to the Warrant Agent at the address set forth in the Warrant Agreement, “Re:  Warrant Exercise”, by hand, no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall substantially be in the form of an election to purchase Warrant Shares set forth herein, properly completed and executed by the Holder; and

(vii)                           payment of the applicable Exercise Price multiplied by the number of shares of Common Stock in respect of which any Warrants are being exercised; provided, that to the extent a Warrant Exercise Notice is delivered through the book-entry facilities of the Depositary no later than 5:00 p.m., New York City time, on the Expiration Date, but the payment specified above is effected thereafter but no later than 5:00 p.m., New York City time, on the Business Day immediately after a Warrant Exercise Notice is delivered to the Warrant Agent (and no later than one Business Day after the Expiration Date), the Warrants shall nonetheless be deemed exercised prior to the Expiration Date for the purposes of this Warrant Agreement.

In lieu of paying the Exercise Amount as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement, each Warrant shall entitle the Holder thereof, at the election of such Holder, to exercise the Warrant by authorizing the Company to withhold from issuance a number of Warrant Shares issuable upon exercise of the Warrant which when multiplied by the Market Price of the Warrant Shares is equal to the aggregate Exercise Price, and such withheld Warrant Shares shall no longer be issuable under the Warrant.  Notwithstanding the foregoing, no Cashless Exercise shall be permitted if, as the result of such adjustment provided for in Section 12 of the Warrant Agreement at the time of such Cashless Exercise, Warrant Shares include a cash component and the Company would be required to pay cash to a Holder upon exercise of Warrants.

In the event that upon any exercise of the Warrant evidenced hereby the number of Warrant Shares actually purchased shall be less than the total number of Warrant Shares purchasable upon exercise of the Warrant evidenced hereby, there shall be issued to the holder hereof, or such holder’s assignee, a new Warrant Certificate evidencing a Warrant to purchase the Warrant Shares not so purchased.  No adjustment shall be made for any cash dividends on any Warrant Shares issuable upon exercise of this Warrant.  After the Expiration Date, unexercised Warrants shall become wholly void and of no value.

The Company shall not be required to issue fractions of Warrant Shares or any certificates that evidence fractional Warrant Shares.

Warrant Certificates, when surrendered by book-entry delivery through the facilities of the Depository may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing a Warrant to purchase in the aggregate a like number of Warrant Shares.

This Warrant Certificate shall be transferred and assigned only in accordance with the terms set forth in this Warrant Certificate, including on the face hereof, and on the terms and subject to the conditions of the Warrant Agreement.

No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws.  The securities represented by this instrument (including any securities issued upon exercise hereof) have not been registered under the securities act of 1933, as amended (the “Securities Act”) or the securities laws of any state and were issued pursuant to an exemption from the registration requirement of Section 5 of the Securities Act provided by section 1145 of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”), and to the extent that a Warrant holder is an “underwriter” as defined in section 1145(b)(1) of Chapter 11 of the Bankruptcy Code, such holder may not be able to sell or transfer any securities represented by this instrument (including any securities issued upon exercise hereof) in the absence of an effective registration statement relating thereto under the Securities Act and in accordance with applicable state securities laws or pursuant to an exemption from registration under such act or such laws.

The Company and Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

[Balance of page intentionally remains blank]

EXHIBIT B-1

FORM OF ELECTION (“FORM OF ELECTION”) TO EXERCISE WARRANT FOR WARRANT HOLDERS HOLDING BOOK-ENTRY WARRANTS (TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant statement, to purchase              newly issued shares of Common Stock of Dynegy Inc. (the “Company”) at the Exercise Price of $               per share.

The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby.  The undersigned represents, warrants and promises that it has delivered as payment for such shares $           (the “Exercise Amount”) by certified or official bank or bank cashier’s check payable to the order of “Dynegy Inc.”, together with this Form of Election or through a Cashless Exercise (as defined below).

☐ Please check if the undersigned, in lieu of paying the Exercise Amount as set forth in the preceding paragraph, elects to exercise the Warrant by authorizing the Company to withhold from issuance a number of Warrant Shares issuable upon exercise of the Warrant which when multiplied by the Market Price of the Company’s Common Stock is equal to the aggregate Exercise Price, and such withheld Warrant Shares shall no longer be issuable under the Warrant (a “Cashless Exercise”).

Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in that certain Warrant Agreement, dated as of October 1, 2012, duly executed and delivered by the Company and Computershare Inc., a Delaware corporation and its wholly-owned subsidiary Computershare Trust Company, N.A., a federally chartered, limited purpose trust company, as warrant agent.

The undersigned requests that a statement representing the Warrant Shares be delivered as follows:

Name

Address

Delivery Address (if different)

If such number of Warrant Shares is less than the aggregate number of Warrant Shares purchasable hereunder, the undersigned requests that a new Book-Entry Warrant representing the balance of such Warrants shall be registered, with the appropriate Warrant statement delivered as follows:

Name

Address

Delivery Address (if different)

Social Security or Other Taxpayer	Signature
Identification Number of Holder

Note: The above signature must correspond with the name as written upon the Warrant statement in every particular, without alteration or enlargement or any change whatsoever.  If the statement representing the Warrant Shares or any Warrant statement representing Warrants not exercised is to be registered in a name other than that in which this Warrant statement is registered, the signature of the holder hereof must be guaranteed.

SIGNATURE GUARANTEED BY:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

EXHIBIT B-2

FORM OF ELECTION TO EXERCISE WARRANT FOR

WARRANT HOLDERS HOLDING WARRANTS THROUGH

THE DEPOSITORY TRUST COMPANY

TO BE COMPLETED BY DIRECT PARTICIPANT

IN THE DEPOSITORY TRUST COMPANY

DYNEGY INC.

Warrants to Purchase                    Shares of Common Stock

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by                        Warrants held for its benefit through the book-entry facilities of The Depository Trust Company (the “Depository”), to purchase newly issued shares of Common Stock of Dynegy Inc. (the “Company”) at the Exercise Price of $                    per share.

The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby. The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $                   by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or through a Cashless Exercise (as defined below), no later than 5:00 p.m., New York City time, on the date the Warrant Exercise Notice is delivered to the Warrant Agent.

☐ Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects to exercise the Warrant by authorizing the Company to withhold from issuance a number of shares issuable upon exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld shares shall no longer be issuable under the Warrant (“Cashless Exercise”).

The undersigned requests that the shares of Common Stock purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the shares of common stock are evidenced by global securities, the shares of common stock shall be registered in the name of the Depository or its nominee.

Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in that certain Warrant Agreement, dated as of October 1, 2012, duly executed and delivered by the Company and Computershare Inc., a Delaware corporation and its wholly-owned subsidiary Computershare Trust Company, N.A., a federally chartered, limited purpose trust company, as warrant agent.

Dated:

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS ON THE EXERCISE DATE AND (2) THE ADDRESS AND PHONE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY:

(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH WARRANTS ARE BEING DELIVERED:

DEPOSITORY ACCOUNT NO.”

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE”. WARRANT HOLDER DELIVERING WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT TO WHICH THE SHARES OF COMMON STOCK ARE TO BE CREDITED:

DEPOSITORY ACCOUNT NO.:

FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

NUMBER OF WARRANTS BEING EXERCISED

(ONLY ONE EXERCISE PER WARRANT EXERCISE NOTICE)

Signature:

Name:

Capacity in which Signing:

Signature Guaranteed BY:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

EXHIBIT C

FORM OF ASSIGNMENT

(TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH HOLDER
DESIRES TO TRANSFER A WARRANT)

FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto

Name of Assignee

Address of Assignee

             Warrants to purchase shares of Common Stock of Dynegy Inc. held by the undersigned, together with all right, title and interest therein, and does irrevocably constitute and appoint                                    attorney, to transfer such Warrants on the books of the Warrant Agent, with full power of substitution.

Dated	Signature

Social Security or Other Taxpayer Identification Number of Assignee

SIGNATURE GUARANTEED BY:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

EXHIBIT D

Specific terms of this Exhibit have been redacted because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

COMPUTERSHARE TRUST COMPANY, N.A.

FEE SCHEDULE TO SERVE AS

WARRANT AGENT FOR

DYNEGY INC.

A.           FEES FOR SERVICES *

$	[***]	Acceptance Fee of new warrant class
(includes First Year Annual Maintenance Fee)

$	[***]	Per Warrant Exercise or Transfer (any number of Warrants), if applicable

$	[***]	Exercises requiring additional handling, each

$	[***]	Requisitioning of funds, each

$	[***]	Per Wire Transfer

$	[***]	Annual Maintenance Fee per class

$	[***]	Expiration

*Excludes out-of-pocket expenses as described in Section C, “Items Not Covered”

B.           SERVICES COVERED

•                  Designating an operational team to establish Warrant Agent procedures and duties, including document review, execution of legal agreement, operations management, and on-going updates and reporting

•                  Establish Warrant issue under Dynegy Inc. on Computershare’s Transfer Agent record keeping system

•                  Establish and coordinate Warrant exercise and transfer procedures with the Depositary Trust Company

•                  Process Warrant exercise and transfer requests by issuing certificates or, if applicable, through the Direct Registration System

•                  Tracking and reporting the number of warrants issued, transferred, outstanding and exercised, as required

•                  Processing warrants received and converted

•                  Deposit Warrant conversion checks and incoming wire transfers daily and forward all participant funds to Dynegy Inc.

•                  Providing receipt summation of checks and wire transfers received

•                  Issuing and mailing stock certificates, DRS share statements and warrants, as applicable

•                  Affixing legends to appropriate stock certificates, where applicable

•                  Replace lost, stolen or destroyed securities in accordance with UCC guidelines and Computershare policy (subject to shareholder-paid fee and bond premium), if required

•                  Process and post address changes plus mail confirmations if required

•                  Obtain W-9 and W8-BEN certifications

•                  Comply with SEC mandated annual lost shareholder search

•                  Perform OFAC (Office of Foreign Asset Control) and Patriot Act reporting

•                  Produce daily transfer reports and post them for online viewing

C.           ITEMS NOT COVERED

•                  Items not specified in the “Services Covered” section set forth in this Agreement, including any services associated with new duties, legislation or regulatory fiat which become effective after the date of this Agreement (these will be provided on an appraisal basis)

•                  All out-of-pocket expenses such as telephone line charges, overprinting, certificates, checks, postage, stationery, wire transfers, and excess material disposal (these will be billed as incurred)

•                  Reasonable legal review fees if referred to outside counsel

D.                                    ASSUMPTIONS

•                  Fee schedule based on up to 1,000 warrant holders and information known at this time about the transaction.

•                  Significant changes made in the terms or requirements of this transaction could require modifications to this Fee schedule

E.                                     PAYMENT FOR SERVICES

The Project Fee will be rendered and payable upon execution of the Warrant Agent agreement.